SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report             6-27-2000

                               Dynamic Homes, Inc.
              Exact Name of Registrant as Specified in its Charter


        Minnesota                 08585                      41-0960127
State or other jurisdiction    Commission     IRS Employer Identification Number


         525 Roosevelt Ave, Detroit Lakes MN                  56501
         Address of Principal Executive Offices             Zip Code


Registrant's telephone number, including area code   (218) 847-2611



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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  None

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  None

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  None

Item 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  None

Item 5.           OTHER MATERIALLY IMPORTANT EVENTS.

                  None

Item 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  On June 22, 2000 the registrant received the resignation of D. Raymond Madison as a director and as Chairman of the Board. Mr. Madison also declined to stand for reelection at the annual meeting of Shareholders of registrant held on June 26, 2000.

Item 7(c).        EXHIBITS.

                  None




SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Registrant:      Dynamic Homes, Inc.

                                                     SCOTT D. LINDEMANN
                                                     (President, CEO)

                                    Dated:           June 27, 2000